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10.1    Consent of PricewaterhouseCoopers LLP

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form 20-F of our report dated May 10, 2002, except for notes 14 and 20, which are dated July 19, 2002, relating to the financial statements and financial statements schedules of Offshore Systems International Ltd., which appear in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

    Chartered Accountants

    Vancouver, Canada
    July 19, 2002